Exhibit 1(a)

MCI INCOME FUND VII, LLC

MANAGING BROKER-DEALER AGREEMENT

As of [DATE] (the “Effective Date”), this MANAGING BROKER-DEALER AGREEMENT (the “Agreement”) is made by and between MCI INCOME FUND VII, LLC, a Delaware limited liability company (the “Company”), and PRIMUS FINANCIAL SERVICES, LLC, a Florida limited liability company (the “Managing Broker Dealer”), in connection with the offering and sale by the Company of senior secured bonds in the Company (“Securities”) in the Company (“the “Offering”). The Securities will be offered during a period commencing and ending on such dates as set forth in the Offering Statement and Offering Circular (the “Offering Period”) for the Offering that shall be prepared by the Company, as either may be supplemented and amended (together with all exhibits or schedules thereto, the “Offering Document”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offering Document.

1. Appointment of the Managing Broker Dealer.

1.1 The Managing Broker Dealer’s acceptance of this appointment is specifically conditioned on its approval of the final Offering Documents and receipt of a favorable third party due diligence report from FactRight, or other similar recognized third party due diligence company.

1.2 On the basis of the representations, warranties, and covenants herein contained, but subject to the terms and conditions herein set forth, the Managing Broker Dealer is hereby appointed and agrees to sell the Securities on a “best efforts” basis and to solicit purchasers for the Offering at the price to be paid and otherwise upon the terms and conditions set forth in the Offering Documents. The Managing Broker Dealer shall solicit purchasers for the Offering through a Title IV, Regulation A+ Tier 2 Offering (“Reg A+”).

1.3 The Managing Broker Dealer is authorized to enlist other members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) acceptable to the Company (a “Selling Group Member”, or collectively the “Selling Group Members”) to solicit Purchasers (as defined below) for the Securities. The Company may also enter into agreements for the sale of the Securities to certain Purchasers with non-FINRA registered investment advisors (“Registered Investments Advisors”), and the Managing Broker Dealer shall assist in the administration of such arrangements. All engagements of the Selling Group Members will be evidenced by a Soliciting Dealer Agreement in the form attached hereto as Exhibit A. All engagements with Registered Investment Advisors will be evidenced by a RIA Introduction Agreement in the form attached hereto as Exhibit B. Neither the Soliciting Dealer Agreement nor the RIA Introduction Agreement shall be modified, amended or supplemented without the prior consent of the Company and the Managing Broker Dealer.

1.4 It is understood that no sale of the Securities shall be regarded as effective unless and until accepted by the Company. The Company reserves the right in its sole discretion to accept or reject any purchase agreement for the Securities (the “Purchase Agreement”) in whole or in part for a period of thirty (30) days after receipt of the Purchase Agreement. Any proposed purchase of the Securities not accepted within thirty (30) days of receipt shall be deemed rejected.

1.5 Subject to the performance by the Company of all the obligations to be performed hereunder and to the completeness and accuracy of all the Company’s representations and warranties contained herein, the Managing Broker Dealer hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts during the Offering Period to find qualified purchasers (“Purchasers”) for the Securities.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Managing Broker Dealer that:

2.1 The Company is duly organized and validly exists as a limited liability company in good standing under the laws of the State of Delaware, has all requisite power and authority to enter into this Agreement, and has all requisite power and authority to conduct its business as described in the Offering Document.

2.2 No consent, approval, authorization, or other order of any governmental authority is required in connection with the execution or delivery by the Company of this Agreement or the issuance and sale by the Company of the Securities, except such as may be required under the Securities Act or applicable state securities laws.

2.3 No defaults exist in the due performance and observance of any material obligation, term, covenant, or condition of any agreement or instrument to which the Company is a party or by which it is bound.

1

2.4 This Agreement, when executed by the Company, will have been duly authorized and will be a valid and binding agreement of the Company, enforceable in accordance with its terms.

2.5 The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Company will not conflict with or constitute a default or violation under any certificate of formation, operating agreement, contract, indenture, mortgage, deed of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company.

2.6 At the time of the issuance of the Securities, the Securities will have been duly authorized and validly issued, and upon payment therefor, will be fully paid and non-assessable and will conform to the description thereof contained in the Offering Document.

2.7 The Company is not required to register as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

2.8 Subject to the performance of the Company’s obligations hereunder, the holders of the Securities (the “Securities Holders”) will have the rights described in the Offering Document and associated transaction documents.

2.9 For the entirety of the Offering Period, the Offering Document will not include, through the date that the Offering shall terminate (as defined in the Offering Document, the “Offering Termination Date”), any untrue statement of a material fact nor will it omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2.10 The Company represents and warrants to the Managing Broker Dealer and each of the Selling Group Members and Registered Investment Advisers, that neither none of the Company, any of its predecessors, any affiliated issuer, any director, officer, general partner, or managing member of the Company, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, any promoter connected with the issuer in any capacity at the time of filing, any offer after qualification, or such sale; any person employed by the Company that has been or will be paid (directly or indirectly) remuneration for solicitation of Purchasers in connection with such sale of Securities; any general partner or managing member of any such solicitor; or any director, executive officer or other officer participating in the offering of any such solicitor or general partner or managing member of such solicitor:

(a) Has been convicted, within ten (10) years before the filing of the offering statement (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(i) In connection with the purchase or sale of any security;

(ii) Involving the making of any false filing with the Securities and Exchange Commission (“SEC”); or

(iii) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(b) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within (5) five years before the filing of the offering statement that, at the time of such filing, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(i) In connection with the purchase or sale of any security;

(ii) Involving the making of any false filing with the SEC; or

(iii) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(c) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

2

(i) At the time of the filing of the offering statement, bars the person from:

(A) Association with an entity regulated by such commission, authority, agency, or officer;

(B) Engaging in the business of securities, insurance or banking; or

(C) Engaging in savings association or credit union activities; or

(ii) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within (10) ten years before such filing of the offering statement;

(d) Is subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that, as of the date of the Offering Document:

(i) Suspends or revokes such person's registration as a broker, dealer, municipal securities dealer or investment adviser;

(ii) Places limitations on the activities, functions or operations of such person; or

(iii) Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(e) Is subject to any order of the SEC entered within five years before the filing of the offering statement that, at the time of such filing, orders the person to cease and desist from committing or causing a violation or future violation of:

(i) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (the “Securities Act”) , section 10(b) of the Exchange Act and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or

(ii) Section 5 of the Securities Act.

(f) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(g) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or offering statement filed with the SEC that, within five (5) years before the filing of the offering statement, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such filing, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(h) Is subject to a United States Postal Service false representation order entered within five (5) years before the date of the Offering Document, or is, as of the date of the Offering Document, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

2.11 The representations and warranties made in this Section 2 are and shall be continuing representations and warranties throughout the term of the Offering. In the event that any of these representations or warranties becomes untrue, the Company will immediately notify the Managing Broker Dealer in writing of the fact which makes the representation or warranty untrue.

3

3. Duties, Obligations and Covenants of the Company. The Company agrees that:

3.1 The Company will comply with all requirements imposed upon it by the rules and regulations of the SEC, and by all applicable state securities laws and regulations, to permit the continuance of offers and sales of the Securities, in accordance with the provisions hereof and in the Offering Document, and will amend or supplement the Offering Document in order to make the Offering Document comply with the requirements of federal and applicable state securities laws and regulations.

3.2 If, at any time, any event occurs as a result of which the Offering Document would include an untrue statement of a material fact or, in view of the circumstances under which it was made, omit to state any material fact necessary to make the statements therein not misleading, the Company will notify the Managing Broker Dealer thereof, effect the preparation of a supplement to or an amendment of the Offering Document which will correct such statement or omission, and deliver to the Managing Broker Dealer such numbers of copies of such amended or supplemental Offering Document as the Managing Broker Dealer may reasonably request.

3.3 The Company shall not make any written or oral representations or statements to Purchasers that contradict or are inconsistent with the statements made in the Offering Document, as amended or supplemented.

3.4 The Company will deliver to the Managing Broker Dealer such numbers of copies of the Offering Document and any amendment(s) or supplement(s) thereto, with all appendices thereto, and such numbers of copies of printed sales literature or other materials as the Managing Broker Dealer may reasonably request in connection with the Offering or for the purposes contemplated by federal and applicable state securities laws.

3.5 Authorized Sales Materials. All supplemental advertising and sales literature to be used in connection with the Offering, whether designated solely for “broker-dealer use only” or otherwise and regardless of how labeled or described, that is prepared by or on behalf of the Company (the “Authorized Sales Materials”), when taken together with the Offering Document, will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading. Prior to its first use, the Company shall file all Authorized Sales Materials with, and will have received all required regulatory approval. The Dealer Manager will, if required or deemed advisable by the Managing Broker Dealer, submit to FINRA for review all materials deemed by the Managing Broker Dealer to be advertising, at the Company’s expense. The Company also will deliver to the Managing Broker Dealer such number of copies of any printed Authorized Sales Materials as the Managing Broker Dealer may reasonably request in connection with the Offering.

3.6 Subject to the Managing Broker Dealer’s actions and the actions of others in connection with the Offering, the Company will comply with all requirements imposed upon it by the Securities Act, Regulation A and all applicable state securities laws, rules and regulations. Upon request, the Company will furnish to the Managing Broker Dealer a copy of such papers filed by the Company with any state or federal regulatory pursuant to state or federal securities laws and regulations.

3.7 The Company will apply the net proceeds from the Offering received by it in the manner set forth in the Offering Document.

3.8 The Company will furnish the Securities Holders with all reports described in the Offering Document and applicable Company governing documents and will deliver to the Managing Broker Dealer, and make available, upon request, to each Selling Group Member and Registered Investment Advisor, one copy of each such report (excluding Subscriber tax reporting documents) prior to, or at the time that such reports are furnished to the Securities Holders, and any other such other information concerning the Company, as may reasonably be requested.

3.9 Any officer, director, employee, or affiliate of the Company who buys any Securities in connection with the Offering shall do so for investment purposes only and not with the intention of resale or distribution.

3.10 This Agreement, or any supplement or amendment hereto, may be filed by the Company with the SEC, if such filing should be required, and may be filed with and may be subject to the approval of applicable federal and applicable state securities regulatory agencies, if required.

4

3.11 The Company understands and acknowledges that the Managing Broker Dealer has expended and continues to expend significant time and expense in recruiting and training its employees, associated persons and registered personnel (each, for purposes of this section, a "Broker Dealer Covered Person"), and that the loss of a Broker Dealer Covered Person would cause significant and irreparable harm to the Managing Broker Dealer. The Company agrees and covenants not to directly or indirectly solicit, hire, recruit, or attempt to solicit, hire, or recruit any Broker Dealer Covered Person of the Managing Broker Dealer or induce the termination of employment of any Broker Dealer Covered Person for a period of twenty-four (24) months, beginning on the last day of the Broker Dealer Covered Person’s association with the Managing Broker Dealer, regardless of the reason for the termination, without first obtaining written consent by the Managing Broker Dealer.

4. Representations and Warranties of the Managing Broker Dealer. The Managing Broker Dealer represents and warrants to the Company that:

4.1 The Managing Broker Dealer is duly organized and validly exists as a limited liability company in good standing under the laws of the State of Florida and has all requisite power and authority to enter into this Agreement.

4.2 This Agreement, when executed by the Managing Broker Dealer, will have been duly authorized and will be a valid and binding agreement of the Managing Broker Dealer, enforceable in accordance with its terms.

4.3 The consummation of the transactions contemplated herein and those contemplated by the Offering Document will not result in a breach or violation of any order, rule, or regulation directed to the Managing Broker Dealer by any court, any federal or state regulatory body, FINRA, or any administrative agency having jurisdiction over the Managing Broker Dealer or its affiliates.

4.4 The Managing Broker Dealer is, and during the term of this Agreement will be, duly registered as a broker dealer pursuant to the provisions of the Exchange Act, a member in good standing with FINRA, and duly registered as a broker dealer in any state where offers are made by the Managing Broker Dealer. The Managing Broker Dealer will comply with all applicable laws, regulations, and requirements of the Securities Act, the Exchange Act, applicable state securities law, the published rules and regulations thereunder, and FINRA rules.

4.5 The Managing Broker Dealer has established and implemented anti-money laundering compliance programs, in accordance with FINRA Rule 3310 and Section 352 of the Money Laundering Abatement Act and Section 326 of the Patriot Act of 2001, which are reasonably expected to detect and cause reporting of suspicious transactions in connection with the sale of Securities.

4.6 The Managing Broker Dealer represents and warrants to the Company that neither the Managing Broker Dealer nor its executive officers, managing member or officers involved in the Offering or any person who owns 20% or more of the Managing Broker Dealer:

(a) Has been convicted, within ten (10) years before the filing of the offering statement of any felony or misdemeanor:

(i) In connection with the purchase or sale of any security;

(ii) Involving the making of any false filing with the Securities and Exchange Commission (“SEC”); or

(iii) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(b) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within (5) five years before the filing of the offering statement that, at the time of such filing, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(i) In connection with the purchase or sale of any security;

(ii) Involving the making of any false filing with the SEC; or

(iii) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

5

(c) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(i) At the time of the filing of the offering statement, bars the person from:

(A) Association with an entity regulated by such commission, authority, agency, or officer;

(B) Engaging in the business of securities, insurance or banking; or

(C) Engaging in savings association or credit union activities; or

(ii) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within (10) ten years before such filing of the offering statement;

(d) Is subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that, as of the date of the Offering Document:

(i) Suspends or revokes such person's registration as a broker, dealer, municipal securities dealer or investment adviser;

(ii) Places limitations on the activities, functions or operations of such person; or

(iii) Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(e) Is subject to any order of the SEC entered within five years before the filing of the offering statement that, at the time of such filing, orders the person to cease and desist from committing or causing a violation or future violation of:

(i) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (the “Securities Act”) , section 10(b) of the Exchange Act and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or

(ii) Section 5 of the Securities Act.

(f) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(g) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or offering statement filed with the SEC that, within five (5) years before the filing of the offering statement, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such filing, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(h) Is subject to a United States Postal Service false representation order entered within five (5) years before the date of the Offering Document, or is, as of the date of the Offering Document, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

4.7 The representations and warranties made in this Section 4 are and shall be continuing representations and warranties throughout the term of the Offering. In the event that any of these representations or warranties becomes untrue, the Managing Broker Dealer will immediately notify the Company in writing of the fact which makes the representation or warranty untrue.

6

5. Duties and Obligations of the Managing Broker Dealer.

5.1 The Managing Broker Dealer will serve in a “best efforts” capacity in the offering, sale, and distribution of the Securities. The Managing Broker Dealer may offer the Securities as an agent, but all sales shall be made by the Company, acting through the Managing Broker Dealer as an agent, and not by the Managing Broker Dealer as a principal. The Managing Broker Dealer shall have no authority to appoint any person or other entity as an agent or sub-agent of the Managing Broker Dealer or the Company, except to appoint Selling Group Members acceptable to the Company in the Company’s sole discretion.

5.2 In the event the Managing Broker Dealer elects to become a Selling Group Member, the Managing Broker Dealer shall separately enter into a Soliciting Dealer Agreement and shall comply with all requirements of the Selling Group Members as set forth in the Soliciting Dealer Agreement.

5.3 The Managing Broker Dealer will immediately bring to the attention of the Company any circumstance or fact which causes the Managing Broker Dealer to believe the Offering Document, or any other literature distributed pursuant to the Offering, or any information supplied by prospective Purchasers in their subscription materials, may be inaccurate or misleading.

5.4 The Managing Broker Dealer will comply in all respects with the purchase procedures and plan of distribution set forth in the Offering Document.

5.5 It is understood that no sale shall be regarded as effective unless and until accepted by the Company. The Company reserves the right in its sole discretion to accept or reject any subscription for Securities in whole or in part for a period of 30 days after receipt of the subscription for Securities. Any subscription for Securities not accepted within 30 days of receipt shall be deemed rejected.

5.6 The Managing Broker Dealer shall not knowingly execute any transaction in which a Purchaser invests in the Securities in a discretionary account without prior written approval of the transaction by the Purchaser.

5.7 In the event the Managing Broker Dealer receives any customer funds for the Securities, the Managing Broker Dealer will transmit such customer funds, not later than noon of the next business day following receipt of such funds for the Securities, to the applicable escrow or bank account for the Offering.

5.8 All actions, direct or indirect, by the Managing Broker Dealer, its respective agents, members, employees, and affiliates, shall conform to (i) requirements applicable to broker dealers under federal and applicable state securities laws, rules, and regulations, and (ii) applicable rules of FINRA.

6. Compensation.

6.1 As compensation for services rendered by the Managing Broker Dealer under this Agreement, the Managing Broker Dealer will be entitled to receive from the Company the following compensation, a portion or all of which may be re-allowed to Selling Group Members or other associated persons eligible to receive such compensation:

(a) A selling commission (the “Selling Commission”) of 6% of the purchase price of the Securities sold by the Managing Broker Dealer (the “Total Sales”), which it will re-allow to the Selling Group Members; provided, however, that this amount will be reduced to the extent a lower commission rate is negotiated with a Selling Group Member and the commission rate will be the lower agreed upon rate;

(b) A dealer manager fee (the “Dealer Manager Fee”) of up to 0.5% of the Total Sales;

(c) a wholesaling fee of up to 1.50% of gross proceeds from the certain sales of the bonds;

(d) a nonaccountable expense reimbursement of up to 1.00% of gross offering proceeds on the sale of Class A Bond.

7

6.2 Notwithstanding the foregoing provision 6.1(a), the Company reserves the right to sell the Securities net of Selling Commissions to Purchasers who are introduced to the Managing Broker-Dealer by a Registered Investment Advisor and to Purchasers who meet the accreditation requirement and are affiliated or otherwise deemed family and friends of the Company and its affiliates.

6.3 For Purchasers who are introduced to the Managing Broker Dealer by a Registered Investment Advisor, the Managing Broker Dealer agrees to waive its right of receipt of [1.0]% of the Dealer Manager Fee (which would generally be reallowed to a Selling Group Member as a non-accountable marketing and due diligence allowance), and the Company, in its discretion, may reimburse the applicable Registered Investment Advisor for certain marketing and due diligence expenses pursuant to a side letter agreement.

6.4 Subject to Section 5.2, the Managing Broker Dealer may also sell the Securities as a Selling Group Member, thereby becoming entitled to selling commissions.

7. Reserved.

8. Offering. The Offering of the Securities shall be at the price and upon the terms and conditions set forth in the Offering Document. The Company reserves the right, in its sole discretion, to refuse to accept any or all Purchase Agreements tendered by the Managing Broker Dealer at any time during the Offering, and/or to terminate the Offering. Selling Commissions and fees earned prior to such termination remain payable to the applicable parties.

9. Indemnification by the Company.

9.1 Subject to the conditions set forth below, the Company, with respect to the applicable Offering, agrees to indemnify and hold harmless the Managing Broker Dealer, the Selling Group Members, Registered Investment Advisors, and their respective owners, managers, members, partners, directors, officers, employees, agents, attorneys, and accountants (the “Selling Parties”), against any and all loss, liability, claim, damage and expense whatsoever (“Loss”) arising out of or based upon:

(a) Any untrue statement or alleged untrue statement of a material fact contained in the Offering Document (as amended and supplemented from time to time) or in any application or other document filed in any jurisdiction in order to qualify the Securities under, or exempt the Offering of the Securities from, the registration or qualification requirements of the securities laws thereof;

(b) The omission or alleged omission from the Offering Document (as amended and supplemented from time to time), or in any sales or other materials provided by the Company to the Managing Broker Dealer for use by the Selling Group Members, of a material fact required to be stated therein or necessary to make the statements therein not misleading;

(c) The failure of the Company to comply with any of the applicable provisions of the Securities Act, the Exchange Act or any applicable federal or state securities laws, rules or regulations;

(d) Any verbal or written representations in connection with the Offering made by the Company or its agents, employees, or affiliates in violation of the Securities Act, the Exchange Act, or any other applicable federal or state securities laws, rules and regulations; or

(e) The breach by the Company of any term, condition, representation, warranty or covenant of this Agreement.

9.2 If any action is brought against any of the Selling Parties in respect of which indemnity may be sought hereunder, the Selling Party shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action; provided, however, that the failure to notify the Company shall not affect the provisions in this Section 9 except to the extent such failure to notify the Company has a material and adverse effect on the defense of such claims. The affected Selling Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at the Company’s expense, provided that the Company will not be obligated to pay for legal fees and expenses for more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions.

8

9.3 The Company agrees to promptly notify the Managing Broker Dealer of the commencement of any litigation or proceedings against the Company or any of its respective officers, directors, members, managers, agents, attorneys, or accountants in connection with the Offering.

9.4 The indemnity provided to the Managing Broker Dealer pursuant to this Section 9 shall not apply to the extent that any Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Managing Broker Dealer specifically for use in the preparation of the Offering Document (or any amendment or supplement thereto) or any sales literature.

9.5 The indemnity provided to the Selling Group Member and Registered Investment Advisors pursuant to this Section 9 shall not apply to the extent that any Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Selling Group Member or Registered Investment Advisor specifically for use in the preparation of the Offering Document (or any amendment or supplement thereto) or any sales literature.

10. Indemnification by the Managing Broker Dealer.

10.1 Subject to the conditions set forth below, the Managing Broker Dealer agrees to indemnify and hold harmless the Company and its affiliates and their respective general partners, stockholders, partners, directors, officers, managers, employees, members and agents, each controlling person and each of their respective attorneys and accountants (“Company Parties”), against any and all Loss arising out of or based upon:

(a) Any verbal or written representations in connection with the Offering made by the Managing Broker Dealer in violation of the Securities Act or any applicable federal or state securities laws, rules and regulations;

(b) The Managing Broker Dealer’s failure to comply with any of the applicable provisions of the Securities Act, the Exchange Act, applicable requirements and rules of FINRA, or any applicable federal or state securities laws and regulations, other than any failure to comply which results from acts of the Company;

(c) The breach by the Managing Broker Dealer of any term, condition, representation, warranty, or covenant of this Agreement;

10.2 If any action is brought against the Company Parties in respect of which indemnity may be sought hereunder, the Company Party shall promptly notify the Managing Broker Dealer in writing of the institution of such action, and the Managing Broker Dealer shall assume the defense of such action. The Company Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at the Managing Broker Dealer’s expense, provided that the Managing Broker Dealer will not be obligated to pay for legal fees and expenses for more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions.

10.3 The Managing Broker Dealer agrees to promptly notify the Company of the commencement of any litigation or proceedings against the Managing Broker Dealer or any of the Managing Broker Dealer’s officers, directors, partners, affiliates, or agents in connection with the Offering.

10.4 The indemnity provided to the Company pursuant to this Section 10 shall not apply to the extent that any Loss arises out of or is based upon any untrue statement or alleged untrue statement of material fact made by the Company or any agent of the Company or any omission or alleged omission of a material fact required to be disclosed by the Company or any agent of the Company.

9

11. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided pursuant to Sections 9 and 10 is for any reason held to be unavailable from the Company, the Managing Broker Dealer, the Selling Group Members, or Registered Investment Advisors, as the case may be, the parties shall contribute to the aggregate Loss, liabilities, claims, damages and expenses (including any amount paid in settlement of any action, suit, or proceeding or any claims asserted) in such amounts as a court of competent jurisdiction may determine (or in the case of settlement, in such amounts as may be agreed upon by the parties) in such proportion to reflect the relative fault of each party in connection with the events described in Sections 9 and 10 as the case may be, which resulted in such Loss, liabilities, claims damages or expenses, as well as any other equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Managing Broker Dealer, the Selling Group Members, and Registered Investment Advisors and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such omission or statement. The Selling Parties, the Company Parties and any person who controls the Managing Broker Dealer shall also have rights to contribution pursuant to this Section.

12. Privacy Act.

12.1 To protect Customer Information (as defined below) and to comply as may be necessary with the requirements of the Gramm-Leach-Bliley Act, the relevant state and federal regulations pursuant thereto and state privacy laws, the parties wish to include the confidentiality and non-disclosure obligations set forth herein.

12.2 “Customer Information” means any information contained on a customer’s application or other form and all nonpublic personal information about a customer that a party receives from the other party. Customer Information shall include, but not be limited to, name, address, telephone number, social security number, health information, and personal financial information (which may include consumer account number).

12.3 The parties understand and acknowledge that they may be financial institutions subject to applicable federal and state customer and consumer privacy laws and regulations, including Title V of the Gramm-Leach-Bliley Act (15 U.S.C. 6801, et seq.) and regulations promulgated thereunder (collectively, the “Privacy Laws”), and any Customer Information that one party receives from the other party is received with limitations on its use and disclosure. The parties agree that they are prohibited from using the Customer Information received from the other party other than (i) as required by law, regulation or rule, or (ii) to carry out the purposes for which one party discloses Customer Information to the other party pursuant to the Agreement, as permitted under the use in the ordinary course of business exception to the Privacy Laws.

12.4 The parties shall establish and maintain safeguards against the unauthorized access, destruction, loss, or alteration of Customer Information in their control which are no less rigorous than those maintained by a party for its own information of a similar nature. In the event of any improper disclosure of any Customer Information, the party responsible for the disclosure will immediately notify the other party.

13. Representations and Agreements to Survive. Except as the context otherwise requires, all representations, warranties, and agreements contained in this Agreement shall be deemed to be representations, warranties, and agreements at and as of the Offering Termination Date, and such representations, warranties, and agreements by the Managing Broker Dealer or the Company, including the indemnity and contribution agreements contained in Sections 9, 10, and 11 shall remain operative and in full force and effect regardless of any investigation made by the Managing Broker Dealer, the Company, and/or any controlling person, and shall survive the sale of, and payment for, the Securities.

14. Expenses of the Offering. The Company agrees to pay all expenses incident to the performance of its obligations hereunder, including all expenses incident to marketing the Offering and submitting filings with federal and state regulatory authorities and to the exemption of the Securities under federal and state securities laws, including fees and disbursements of the Company’s counsel, and all costs of reproduction and distribution of the Offering Document and any amendment or supplement thereto. The Company agrees to pay all costs and expenses incident to the Offering, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated.

15. Confirmation. The Company agrees to confirm all orders for purchase of Securities that are accepted by the Company and provide such confirmation to the Managing Broker Dealer and the Selling Group Members.

10

16. Termination. This Agreement is terminable by either party for any reason whatsoever or for no reason at any time upon 60 days’ prior written notice to the other party. Notwithstanding the foregoing, this Agreement is immediately terminable by the Managing Broker Dealer if it does not approve of the final Offering Document or does not receive a favorable third party due diligence report on or before [____TBD_____]. Such termination shall not affect the obligations set forth in Sections 9, 10, 11, 12, and 13.

17. Governing Law; Venue. This Agreement shall be governed by, subject to and construed in accordance with, the laws of the State of Florida without regard to conflict of law provisions and any dispute between the parties concerning this Agreement shall come within the jurisdiction of the courts of Florida. The parties hereby consent to personal jurisdiction and exclusive venue in the state and federal courts located in Orange County, Florida for any action brought by either party arising out of or in connection with this Agreement.

18. Severability. If any portion of this Agreement shall be held invalid or inoperative, then so far as is reasonable and possible (a) the remainder of this Agreement shall be considered valid and operative and (b) effect shall be given to the intent manifested by the portion held invalid or inoperative.

19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and together which shall constitute one and the same instrument.

20. Modification or Amendment. This Agreement may not be modified or amended except by written agreement executed by the both the Company and the Managing Broker Dealer.

21. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (iii) when transmitted, if sent by email electronic communication, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Company:

c/o Megatel Capital Investment, LLC

2101 Cedar Springs Road, Suite 710

Dallas, Texas 75201

Attention: Zach Ipour

With a copy to (which shall not constitute notice):

Whiteford Taylor & Preston, LLP

c/o Robert R. Kaplan, Jr.

1021 East Cary Street, Suite 1700

Richmond, Virginia 23219

Email Address: rkaplan@wtplaw.com

If to the Managing Broker-Dealer:

Primus Financial Services, LLC

390 N. Orange Avenue, Suite 750

Orlando, Florida 32801

Attention: Myra Nicholson

Email Address: mnicholson@iaac.com

22. Parties. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the parties referred to in Sections 9, 10 and 11, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under, in respect of, or by virtue of, this Agreement or any provision herein contained.

11

23. Delay. Neither the failure nor any delay on the part of any party to this Agreement to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall a waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any subsequent occurrence.

24. Recovery of Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding (and any additional proceeding for the enforcement of a judgment) in addition to any other relief to which it or they may be entitled.

25. No Partnership. Nothing in this Agreement shall be construed or interpreted to constitute the Managing Broker Dealer as in association with or in partnership with the Company, and instead, this Agreement only shall constitute the Managing Broker Dealer as a broker-dealer authorized by the Company to place and to facilitate the placement by others of the Securities according to the terms set forth in the Offering Document or this Agreement.

26. Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes any prior understandings or written or oral agreements between them respecting the subject matter hereof.

27. Noncircumvention; Noninterference. Neither the Company, the Managing Broker Dealer, nor their affiliates shall (a) notify or solicit any persons who have been identified to the Company as clients of the Managing Broker Dealer or its affiliates with respect to any future transactions of the Company or (b) release the name and/or account information for any client of the Managing Broker Dealer or its affiliates to any other person (other than agents of or persons affiliated with the parties hereto) unless required by court order, an authorized government or self-regulatory agency, or by any other agreement among the parties to do so. The Company shall establish and maintain safeguards against the unauthorized access, destruction, loss, or alteration of any personal information of the clients of the Managing Broker Dealer or its affiliates. In the event of any improper disclosure of any client information, the party responsible for the disclosure will immediately notify the other party. The provisions of this section shall survive any termination of this Agreement for a period of five (5) years.

28. Due Diligence. The Company will authorize a collection of information regarding the Offering (the “Due Diligence Information”), which collection the Company may amend and supplement from time to time, which may be delivered by the Managing Broker Dealer or the Company to the Selling Group Members (or their agents performing due diligence) in connection with their due diligence review of the Offering. In the event a Selling Group Member (or its agent performing due diligence) requests access to additional information or otherwise wishes to conduct additional due diligence regarding the Offering, the Company and the Managing Broker Dealer will reasonably cooperate with such Selling Group Member to accommodate such request. All Due Diligence Information received by the Managing Broker Dealer and/or the Selling Group Members in connection with their due diligence review of the Offering are confidential and shall be maintained as confidential and not disclosed by the Managing Broker Dealer or the Selling Group Members except to the extent such information is disclosed in the Offering Document.

12

If the foregoing correctly sets forth the understanding between the Managing Broker-Dealer and the Company, please so indicate in the space provided below for that purpose.

AGREED AND ACCEPTED:

MCI Preferred Income Fund VII, LLC

By: Megatel Capital Investment, LLC

Its: Manager

By:

Name: Zach Ipour

Title: Co-President

Primus Financial Services, LLC

By:

Name: Matthew Lampman

Title: COO

13

EXHIBIT A

SOLICITING DEALER AGREEMENT

FOR

MCI INCOME FUND VII, LLC

___________________________________________

Print Name of Dealer

The undersigned, Primus Financial Services, LLC a Florida limited liability company (the “Managing Broker Dealer”), has entered into an agreement (the “Managing Broker Dealer Agreement”) with MCI Income Fund VII, LLC, a Delaware limited liability company (the “Company”), in connection with the offering and sale by the Company of Securities in the Company (“the “Offering”) pursuant to which the Managing Broker Dealer has agreed to use its best efforts to form and manage, as the Managing Broker Dealer, a group of securities dealers (the “Dealers”) for the purpose of soliciting offers for the purchase of the Securities. A copy of the Managing Broker Dealer Agreement is attached as Exhibit A. The terms of the Offering are set forth in the Offering Statement and Offering Circular, as may be supplemented or amended from time to time (collectively the “Offering Documents”). The Securities will be offered during a period commencing on the effective date of the Offering Documents and continuing until the Offering Termination Date. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offering Documents.

You are invited to become a Dealer and by your confirmation hereof you agree to act in such capacity and to participate in the distribution of the Offering to the public on a “best efforts basis”. By your acceptance of this Agreement, you will become one of the Dealers and will be entitled to and subject to the indemnification provided herein, wherein the Dealers severally agree to indemnify and hold harmless the Company and the Managing Broker Dealer for certain actions as well as the indemnification and contribution provisions contained in the Managing Broker Dealer Agreement.

1.  Dealer Representations.

1.1. Dealer hereby confirm that it is duly organized, validly existing, and in good standing under the laws of its registered state with full power and authority to conduct its business and own its assets. Dealer is qualified, registered and/or licensed to conduct its business in the jurisdictions that the conduct of its business requires such qualification, registration or license, and that you will take all steps necessary to ensure that at all times during the conduct of the Offering that it remains in good standing and qualified, registered or licensed to do business in such jurisdictions.

1.2. Dealer hereby confirm that you: (i) are a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”); (ii) are qualified and duly registered to act as a broker dealer within all states in which you will sell the Securities; (iii) are a broker dealer duly registered with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iv) will maintain all such registrations and qualifications in good standing for the duration of your involvement in the Offering; (v) have not received any notice of proceedings relating to the revocation or modification of your registration or license as a broker dealer or any other FINRA or governmental licenses or permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, net worth, earnings, cash flows, business, operations or properties of the Dealer; (vi) will comply with all applicable federal and state laws, rules, regulations and requirements and FINRA rules; (vii) have all required licenses and permits, and will immediately notify the Managing Broker Dealer and the Company in writing if any such registration, qualification, license or permit is terminated or suspended, or if notice of any proceeding relating to the revocation or modification of your registration or license as a Broker Dealer or any other FINRA or governmental licenses or permits is received by the Dealer.

1.3. Dealer hereby confirms that any independent contractors and registered representatives acting on behalf of the Dealer have the appropriate securities registrations and licenses to offer and solicit purchasers for the Securities, and that the Dealer will provide to the Managing Broker Dealer and the Company an updated list of registered representatives approved to offer and solicit purchasers for the Securities upon request.

A-1

1.4. Dealer hereby confirms that this Agreement, when executed by Dealer, will have been duly and validly authorized, executed and delivered by the Dealer, and will be a valid and binding agreement of the Dealer, enforceable in accordance with its terms.

1.5. Dealer hereby confirms that the consummation of the transactions contemplated herein and those contemplated by the Offering Documents will not conflict with or result in a breach or violation of (a) the charter, bylaws or similar organizational documents of the Dealer, (b) any order, rule or regulation directed to the Dealer by any court or any federal or state regulatory body or administrative agency having jurisdiction over the Dealer or its affiliates, or (c) the terms of any indenture, mortgage, deed of trust, loan or credit agreement, promissory note, lease, statutory trust, servicing agreement, contract, arrangement, understanding, document or any other instrument to which the Dealer is a party or by which it is bound or pursuant to which its assets are subject.

1.6. Dealer hereby confirm that there is no claim, action, suit, controversy, audit, arbitration, mediation or proceeding (collectively, any “Action”), before or by any regulatory authority, pending or, to the knowledge of Dealer, threatened, that adversely affects the Offering, to which the Dealer is a party, or to which any of its assets is subject, that would prevent or restrict the consummation of the transactions contemplated by this Agreement. For purposes of this provision, a “regulatory authority” means any of FINRA, a U.S. national securities exchange, the United States, any state or other political subdivision thereof and any other foreign or domestic entity or government exercising or having the authority to exercise executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

1.7. Dealer hereby agrees to solicit, as an independent contractor and not as the Managing Broker Dealer’s agent, or as an agent of the Company or its affiliates, persons acceptable to the Company to purchase the Securities pursuant to the subscription agreement (the “Subscription Agreement”) in the form attached to the Offering Documents and in accordance with the terms of the Offering Documents, and to diligently make inquiries as required by this Agreement, the Offering Documents or applicable law with respect to prospective Investors in order to ascertain whether a purchase of the securities is suitable for the Investor. In accordance with the instructions set forth in the Subscription Agreement, all complete Subscription Agreements and customer funds for the purchase of the Securities received by you with respect to any Subscription Agreement shall be transmitted as provided in Section 1.17 of this Agreement. In the event the Managing Broker Dealer receives any customer funds for the Securities, the Managing Broker Dealer will transmit such customer funds not later than noon of the next business day following receipt of such funds for purchase of the Securities pursuant to the instructions set forth in Section 1.17 of this Agreement. No Subscription Agreement shall be effective unless and until accepted by the Company.

1.8. Dealer understands that the offering of Securities is made on a “best efforts” basis, as described in the Offering Documents. Dealer further understands and agrees that its compensation under this Agreement for the sale of Securities is conditioned upon the Company’s acceptance of sales by you, and that the failure to accept a purchase for Securities shall relieve the Company, the Managing Broker Dealer or any other party of any obligation to pay you for any services rendered by you in connection with the sale of Securities under this Agreement or otherwise.

1.9. Dealer agrees that before participating in the Offering, you will have reasonable grounds to believe that based on information made available to you by the Managing Broker Dealer and/or the Company through the Offering Documents that all material facts are adequately and accurately disclosed in the Offering Documents and provide a basis for evaluating the Company and the Securities.

1.10. Dealer agrees not to execute any transaction in which an Investor invests in the Securities in a discretionary account without prior written approval of the transaction by the Investor.

1.11. Dealer agrees to comply in all respects with the purchase procedures and plan of distribution set forth in the Offering Documents. Further, you agree that although you may receive due diligence and other information regarding the Offering from the Company in electronic form, you will not distribute to any prospective Investor or any other person any such material.

1.12. All subscriptions solicited by Dealer will be strictly subject to confirmation by the Managing Broker Dealer and acceptance thereof by the Company. The Managing Broker Dealer and the Company reserve the right in their absolute discretion to reject any such subscription and to accept or reject subscriptions in the order of their receipt by the Company, as appropriate or otherwise. Neither you nor any other person is authorized to and neither you nor any of your employees, agents or representatives shall give any information or make any representation other than those contained in the Offering Documents or in any supplemental sales literature furnished by the Managing Broker Dealer or the Company for use in making solicitations in connection with the offer and sale of the Securities.

A-2

1.13. Upon authorization by the Managing Broker Dealer, you may offer the Securities at the Offering price set forth in the Offering Documents, subject to the terms and conditions thereof.

1.14. The Company or the Managing Broker Dealer will provide you with such number of copies of the Offering Documents and such number of copies of amendments and supplements thereto as you may reasonably request. Dealer will be responsible for correctly placing orders of such materials, and will reimburse the Company or the Managing Broker Dealer for any costs incurred in connection with unreasonable or mistaken orders. The Managing Broker Dealer also understands that the Company may provide you with certain supplemental sales material to be used by you in connection with the solicitation of purchases of the Securities. If you elect to use such supplemental sales material, you agree that such material shall not be used in connection with the solicitation or purchase of the Securities unless accompanied or preceded by the Offering Documents, as then currently in effect, and as it may be amended or supplemented in the future.

1.15. The Managing Broker Dealer shall have full authority to take such action as it may deem advisable with respect to all matters pertaining to the Offering. The Managing Broker Dealer shall be under no liability to you except for gross negligence or willful misconduct and for obligations expressly assumed by it in this Agreement. Nothing contained in this section is intended to operate as, and the provisions of this section shall not constitute a waiver by you, of compliance with any provision of applicable federal or state law, rules or regulations and the FINRA rules.

1.16. Unless otherwise directed by the Company, you will instruct all Investors to make their subscription payment payable to MCI Income Fund VII, LLC, with payment in full by check, ACH or wire of your subscription purchase price in accordance with the instructions in the Offering’s Subscription Agreement.

1.17. Dealer will limit the offering of the Securities to persons whom you have reasonable grounds to believe, and in fact believe, after conducting a reasonable inquiry and due diligence of the Offering in accordance with FINRA rules, meet the financial suitability and other Investor requirements set forth in the Offering Documents.

1.18. Dealer will provide each prospective Investor with a copy of the Offering Documents at the time of the initial offering and prior to any sale and provide said Investor to ask questions of and to receive answers from the Company concerning the terms and conditions of the Offering.

1.19. Dealer will immediately bring to the attention of the Company and the Managing Broker Dealer any circumstance or fact which causes you to believe the Offering Documents, or any other literature distributed pursuant to the Offering, or any information supplied to prospective Investors in their purchase materials, may be inaccurate or misleading.

1.20. Dealer agree that in recommending to an Investor the purchase or sale of the Securities, you shall have reasonable grounds to believe, on the basis of information obtained from the prospective Investor concerning his or her investment objectives, other investments, financial situation and needs, and any other information known by you, that:

1.20.1. The prospective Investor meets the investor suitability requirements set forth in the Offering Documents and the acquisition of Securities is otherwise a suitable investment for such Investor as may be required by all applicable laws, rules and regulations;

1.20.2. The prospective Investor is or will be in a financial position appropriate to enable him or her to realize to a significant extent the benefits described in the Offering Documents;

1.20.3. The prospective Investor has a fair market net worth sufficient to sustain the risks inherent in an investment in the Securities, including, but not limited to, the total loss of the investment, lack of liquidity and other risks described in the Offering Documents; and

1.20.4. An investment in the Securities is otherwise suitable for the prospective Investor.

A-3

1.21. Dealer agrees to retain in your records and make available to the Managing Broker Dealer and to the Company, for a period of at least six (6) years following the Offering Termination Date, a record of the information obtained pursuant to your engagement hereunder, including without limitation all of the information used by you to determine that (i) each person who purchases the Securities pursuant to a Subscription Agreement solicited by you is within the permitted class of Investors under the requirements of the jurisdiction in which such Investor is a resident, (ii) each such person met the suitability requirements set forth in the Offering Documents and the Subscription Agreement (both at the time of the initial purchase and at the time of any additional purchases), (iii) each such person is suitable for such investment and the basis on which such suitability determination was made, and (iv) a representation of each such person that it is investing for investment and not with a view toward distribution.

1.22. Dealer agrees that upon request by the Managing Broker Dealer, you will furnish a complete list of all persons who have been offered the Securities and such persons’ place of residence.

1.23. Dealer agrees that before executing a purchase transaction in the Securities, you will inform the prospective Investor and his or her purchaser representative, if any, of all pertinent facts relating to the liquidity and marketability of the Securities, as appropriate, during the term of the investment.

1.24. Dealer agrees to comply with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. Dealer further agrees to keep such records with respect to each customer who purchases Bonds, his suitability and the amount of Bonds sold and to retain such records for such period of time as may be required by the SEC, FINRA or the Company.

1.25. Dealer agrees not to rely upon the efforts of the Managing Broker Dealer in (i) performing due diligence related to the Company (including its members, managers, officers, directors, employees and affiliates), the Securities, or the suitability thereof for any Investors and (ii) determining whether the Company has adequately and accurately disclosed all material facts upon which to provide a basis for evaluating the Company to the extent required by applicable federal and state law, rules and regulations and FINRA Rules. Dealer further agrees that it is solely responsible for performing adequate due diligence, and you agree to perform adequate due diligence as required by federal and state law, rules and regulations and FINRA Rules.

1.26. Dealer are not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Offering except as set forth in the Offering Documents and any advertising and supplemental sales literature approved by the Company and the Managing Broker Dealer to be distributed by the Managing Broker Dealer in connection with the Offering, whether designated solely for “broker-dealer use only” or otherwise and regardless of how labeled or described (“Authorized Sales Materials”). Dealer will refrain from making any representations to any prospective Investor other than those contained in the Offering Documents, and will not allow any other written materials to be used to describe the potential investment to prospective Investors other than the Offering Documents or Authorized Sales Materials.

1.27. Dealer will refrain from distributing any material to prospective Investors that is marked “Financial Advisor Use Only” or “Broker Dealer Use Only,” or any other due diligence material related to the Offering received by you.

1.28. The Dealer hereby represents and warrants to the Managing Broker Dealer and to the Company that none of the Dealer any of its predecessors, any affiliates, any director, general partner, managing member, officer, promoter connected with the Managing Broker Dealer in any capacity, or persons who own 20% or more of the Dealer, or any person receiving any direct or indirect compensation from the Dealer with respect to the Offering (“Dealer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 262(a) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 262(b). Dealer has exercised reasonable care to determine whether any Dealer Covered Person is subject to a Disqualification Event. The Dealer has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Managing Broker Dealer a copy of any disclosures provided thereunder. The Dealer will complete and sign the 262 Covered Person Questionnaire attached hereto as Exhibit B.

1.29. The representations and warranties made in Section 1.29 are and shall be continuing representations and warranties throughout the term of the Offering. The Dealer agrees to immediately notify the Managing Broker Dealer in writing if (i) any such person described in Rule 262(a) of Regulation A becomes, or is likely to become, a “Bad Actor” during the course of the Offering or (ii) if any other representations or warranties becomes untrue.

A-4

1.30. In the event that any of these representations or warranties becomes untrue, you will immediately notify the Company and the Managing Broker Dealer in writing of the fact which makes the representation or warranty untrue.

2. Compensation. Subject to certain conditions, and in consideration of your services hereunder, the Managing Broker Dealer will pay you sales commissions and marketing allowances as follows: (i) 6.0% of the purchase price of the Securities (the “Total Sales”) sold by you; provided, however, that this amount may be reduced to the extent the Managing Broker Dealer negotiates a lower commission rate with you, in which event the commission rate will be the lower agreed upon rate (the above being referred to as the “Commissions”), and (ii) a non- accountable marketing and a due diligence allowance of up to 1.0% of the Total Sales (the “Allowance”). Payment of the Commissions and the Allowance shall be subject to the following conditions:

2.1. No Commissions or Allowance will be payable with respect to any Subscription Agreements that are rejected by the Company or the Managing Broker Dealer, or if the Company terminates the Offering for any reason whatsoever.

2.2. No Commissions or Allowance will be payable to you with respect to any sale of the Securities by you unless and until such time as the Company has received the total proceeds of any such sale and the Managing Broker Dealer has received the aggregate amount of sales commission to which it is entitled.

2.3. All other expenses incurred by you in the performance of your obligations hereunder, including, but not limited to, expenses related to the Offering and any attorneys’ fees, shall be at your sole cost and expense, and the foregoing shall apply notwithstanding the fact that the Offering is not consummated for any reason.

3. Solicitation. In soliciting persons to acquire the Securities, you agree to comply with all applicable federal and state laws, rules and regulations and FINRA rules and, in particular, you agree that you will not give any information or make any representations other than those contained in the Offering Documents and in any Authorized Sales Materials furnished to you by the Managing Broker Dealer or the Company for use in making such solicitations.

4. Offer and Sale Activities. It is understood that under no circumstances will you engage in any activities hereunder in any state other than those for which permission has been granted by the Managing Broker Dealer to you, as evidenced by written acknowledgment by the Managing Broker Dealer that such state has been cleared for offer and sale activity. It is further understood that you shall notify the Company of Subscription Agreements you receive within two (2) business days of receipt so that the Company may make any required federal or state law filings.

5. Relationship of Parties. Nothing herein shall constitute the Dealers as an association, partnership, unincorporated business, or other separate entity. The Managing Broker Dealer shall be under no liability to make any payment to you except out of the funds received by it from the Company as hereinabove provided, and the Managing Broker Dealer shall not be under any liability for, or in respect of the value or validity of the Subscription Agreement, the Securities or the performance by anyone of any agreement on its part, or for, or in respect of any matter connected with this Agreement, except for gross negligence or willful misconduct by the Managing Broker Dealer, and for obligations expressly assumed by the Managing Broker Dealer in this Agreement.

6. Indemnification and Contribution. Dealer hereby agree and acknowledge that you shall be entitled to the rights, and be subject to the obligations and liabilities, of the indemnification and contribution provisions contained in the Managing Broker Dealer Agreement. Additionally, without limitation, you hereby agree and acknowledge that you shall be entitled to the rights and be subject to the obligations and liabilities of Section 6.1 herein, by which the Dealers shall severally agree to indemnify and hold harmless the Company and the Managing Broker Dealer and their respective owners, managers, members, partners, directors, officers, employees, agents, attorneys and accountants.

6.1. Indemnification by the Dealer. Subject to the conditions set forth below, each Dealer agrees to indemnify and hold harmless the Company and the Managing Broker Dealer and their respective owners, managers, members, partners, directors, officers, employees, agents, attorneys and accountants (the “CMBD Parties”), against any and all loss, liability, claim, damage and expense whatsoever (“Loss”) arising out of or based upon:

A-5

6.1.1. Any verbal or written representations or use of sales materials in connection with the Offering made by such Dealer, its employees, or affiliates in violation of any applicable federal or state laws, rules and regulations, FINRA rules, or this Agreement;

6.1.2. Such Dealer’s failure to comply with any of the applicable federal or state laws, rules or regulations or FINRA requirements and rules of FINRA;

6.1.3. The breach by such Dealer of any term, condition, representation, warranty, or covenant of this Agreement; or

6.1.4. The failure by any Investor to comply with the Investor Suitability Requirements set forth in the section captioned “Who May Invest” in the Offering Documents.

6.2. If any action is brought against the CMBD Parties in respect of which indemnity may be sought hereunder, the Company or the Managing Broker Dealer shall promptly notify the applicable Dealer in writing of the institution of such action, and the Dealer shall assume the defense of such action. The affected CMBD Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at such Dealer’s expense and authorized in writing by such Dealer, provided that such Dealer will not be obligated to pay for legal fees and expenses for more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions.

6.3. The Dealer agrees to promptly notify the Company and the Managing Broker Dealer of the commencement of any litigation or proceedings against the Dealer or any of the Dealer’s officers, directors, partners, affiliates, or agents in connection with the Offering.

6.4. The indemnity provided to the Managing Broker Dealer pursuant to this Section 6 shall not apply to the extent that any Loss arises out of or is based upon any untrue statement or alleged untrue statement of material fact made by the Managing Broker Dealer or any agent of the Managing Broker Dealer, or any omission or alleged omission of a material fact required to be disclosed by the Managing Broker Dealer or any agent of the Managing Broker Dealer.

6.5. The indemnity provided to the Company pursuant to this Section 6 shall not apply to the extent that any Loss arises out of or is based upon any untrue statement or alleged untrue statement of material fact made by the Company or any agent of the Company (other than the Managing Broker Dealer), or any omission or alleged omission of a material fact required to be disclosed by the Company or any agent of the Company (other than the Managing Broker Dealer).

7. Privacy Act. To protect Customer Information (as defined below) and to comply as may be necessary with the requirements of the Gramm-Leach-Bliley Act, the relevant state and federal regulations pursuant thereto and state privacy laws, the parties wish to include the confidentiality and non-disclosure obligations set forth herein.

7.1. Customer Information. “Customer Information” means any information contained on a customer’s application or other form and all nonpublic personal information about a customer that a party receives from the other party. Customer Information shall include, but not be limited to, name, address, telephone number, social security number, health information and personal financial information (which may include consumer account number).

7.2. Usage and Nondisclosure. The parties understand and acknowledge that they may be financial institutions subject to applicable federal and state customer and consumer privacy laws and regulations, including Title V of the Gramm-Leach-Bliley Act (15 U.S.C. 6801, et seq.) and regulations promulgated thereunder (collectively, the “Privacy Laws”), and any Customer Information that one party receives from the other party is received with limitations on its use and disclosure. The parties agree that they are prohibited from using the Customer Information received from the other party other than (i) as required by law, regulation or rule or (ii) to carry out the purposes for which one party discloses Customer Information to the other party pursuant to this Agreement, as permitted under the use in the ordinary course of business exception to the Privacy Laws.

7.3. Safeguarding Customer Information. The parties shall establish and maintain safeguards against the unauthorized access, destruction, loss, or alteration of Customer Information in their control which are no less rigorous than those maintained by a party for its own information of a similar nature. In the event of any improper disclosure of any Customer Information, the party responsible for the disclosure will immediately notify the other party.

7.4. Survivability. The provisions of Section 6 and this Section 7 shall survive the termination of this Agreement.

A-6

8. Survival of Representations and Warranties. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement and in the applicable provisions of the Managing Broker Dealer Agreement shall be deemed to be representations, warranties and agreements at and through the Offering Termination Date, and such representations, warranties and agreements by the Managing Broker Dealer or the Dealers, including the indemnity agreements contained in Sections 6 and 9, the contribution agreements contained in Section 10 of the Managing Broker Dealer Agreement, and the indemnity agreement contained in Section 6 herein, shall remain operative and in full force and effect regardless of any investigation made by the Managing Broker Dealer, the Dealers and/or any controlling person, and shall survive the sale of, and payment for, the Securities and the termination of this Agreement.

9. Termination. The Dealer will suspend or terminate the solicitation of potential Investors in the Offering immediately upon request of the Company or the Managing Broker Dealer and will resume the solicitation of potential Investors in the Offering upon the subsequent request of the Company or the Managing Broker Dealer. This Agreement may be terminated by the Managing Broker Dealer at any time upon five (5) days’ prior written notice to the other party.

10. Managing Broker Dealer Obligations.

10.1. Notifications. Managing Broker Dealer shall provide prompt written notice to the Dealers of any material changes to the Managing Broker Dealer that in its judgment could materially and adversely affect a Dealer with respect to this Offering.

10.2. Records. The Managing Broker Dealer shall retain in its records and make available to the Dealers, for a period of at least six (6) years’ following the Offering Termination Date, any communications and information with respect to a prospective Investor’s suitability to invest in the Offering that has otherwise not been provided to a Dealer.

11. Governing Law; Venue. This Agreement and its Exhibits shall be governed by, subject to and construed in accordance with, the laws of the State of Florida without regard to conflict of law provisions. The parties hereby irrevocably consent to personal jurisdiction and exclusive venue in Orange County, Orlando, Florida for any action (including arbitration) brought by either party arising out of or in connection with this Agreement and waives any objection that it may have to the laying of venue in any such court or that such court is an inconvenient forum or does not have personal jurisdiction over them. The parties hereby waive trial by jury.

12. Arbitration. ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, OR THE INTERPRETATION THEREOF, SHALL BE SETTLED BY ARBITRATION UNDER THE THEN PREVAILING RULES OF FINRA IN ORLANDO, FLORIDA. DEALER AGREES THAT EXCLUSIVE JURISDICTION AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT LOCATED IN ORANGE COUNTY, ORLANDO, FLORIDA.

13. Severability. If any portion of this Agreement shall be held invalid or inoperative, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and operative and (ii) effect shall be given to the intent manifested by the portion held invalid or inoperative.

14. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, and together which shall constitute one and the same instrument.

15. Modification, Assignment or Amendment. Managing Broker Dealer may amend or assign this Agreement at any time with or without notice to Dealer. This Agreement may not be amended or assigned by Dealer except by written agreement executed by the parties hereto.

16. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (iii) when transmitted, if sent by email electronic communication, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Managing Broker Dealer:

Primus Financial Services, LLC

390 N. Orange Avenue, Suite 750

Orlando, Florida 32801

Attention: Myra Nicholson

Email Address: mnicholson@iaac.com

A-7

If to the Company:

c/o Megatel Capital Investment, LLC

2101 Cedar Springs Road, Suite 710

Dallas, Texas 75201

Attention: Zach Ipour

With a copy to (which shall not constitute notice):

Whiteford Taylor & Preston, LLP

c/o Robert R. Kaplan, Jr.

1021 East Cary Street, Suite 1700

Richmond, Virginia 23219

Email Address: rkaplan@wtplaw.com

If sent to you, it shall be delivered to your address set forth below. The notice shall be deemed to be received on the date of its actual receipt by the party entitled thereto.

17. Parties. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the persons referred to in Sections 8, 9 and 10 of the Managing Broker Dealer Agreement and Section 6 herein, their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under, in respect of, or by virtue of, this Agreement or any provision herein contained.

18. Delay. Neither the failure nor any delay on the part of any party to this Agreement to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any subsequent occurrence.

19. Recovery of Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding (and any additional proceeding for the enforcement of a judgment) in addition to any other relief to which it or they may be entitled.

20. Entire Agreement. This Agreement, along with the applicable provisions of the Managing Broker Dealer Agreement, constitute the entire understanding between the parties hereto and supersede any prior understandings or written or oral agreements between them respecting the subject matter hereof.

21. Anti-Money Laundering Compliance Programs. Each Dealer’s acceptance of this Agreement constitutes a representation to the Managing Broker Dealer that the Dealer has established and implemented an anti-money laundering (“AML”) compliance program (“AML Program”), in accordance with FINRA Rule 3310 and Section 352 of the Money Laundering Abatement Act and Section 326 of the Patriot Act of 2001, which are reasonably expected to detect and cause reporting of suspicious transactions in connection with the sale of Securities. In addition, the Dealer represents that it has established and implemented a program (“OFAC Program”) for compliance with OFAC and will continue to maintain its OFAC Program during the term of this Agreement. Upon request by the Managing Broker Dealer at any time, the Dealer hereby agrees to (i) furnish a copy of its AML Program and OFAC Program to the Managing Broker Dealer for review and (ii) furnish a copy of the findings and any remedial actions taken in connection with the Dealer’s most recent independent testing of its AML Program and/or its OFAC Program.

A-8

The parties acknowledge that for the purposes of the FINRA rules the Investors who purchase Securities through the Dealer are “Customers” of the Dealer and not the Managing Broker Dealer. Nonetheless, to the extent that the Managing Broker Dealer deems it prudent, the Dealer shall cooperate with the Managing Broker Dealer’s auditing and monitoring of the Dealer’s AML Program and its OFAC Program by providing, upon request, information, records, data and exception reports, related to the Company’s bond holders introduced to, and serviced by, the Dealer (the “Customers”). Such documentation could include, among other things: (i) copies of Dealer’s AML Program and its OFAC Program; (ii) documents maintained pursuant to the Dealer’s AML Program and its OFAC Program related to the Customers; (iii) any suspicious activity reports filed related to the Customers; (iv) audits and any exception reports related to the Dealer’s AML activities; and (v) any other files maintained related to the Customers. In the event that such documents reflect, in the opinion of the Managing Broker Dealer, a potential violation of the Managing Broker Dealer’s obligations in respect of its AML or OFAC requirements, the Dealer will permit the Managing Broker Dealer to further inspect relevant books and records related to the Customers (with respect to the Offering) and/or the Dealer’s compliance with AML or OFAC requirements. Notwithstanding the foregoing, when so directed by his or her legal counsel, the Dealer shall not be required to provide to the Managing Broker Dealer any documentation that could potentially cause the Dealer to lose the benefit of an attorney-client privilege or other privilege which it may be entitled to assert relating to the discoverability of documents in any civil or criminal proceedings. The Dealer hereby represents that it is currently in compliance with all AML rules and all OFAC requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act. The Dealer hereby agrees, upon request by the Managing Broker Dealer to (i) provide an annual certification to the Managing Broker Dealer that, as of the date of such certification (A) its AML Program and its OFAC Program are consistent with the AML Rules and OFAC requirements, (B) it has continued to implement its AML Program and its OFAC Program and (C) it is currently in compliance with all AML Rules and OFAC requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act and (ii) perform and carry out, on behalf of both the Managing Broker Dealer and the Company, the Customer Identification Program requirements in accordance with Section 326 of the USA PATRIOT Act and applicable SEC and Treasury Department Rules thereunder.

22. Due Diligence. Pursuant to the Managing Broker Dealer Agreement, the Company will authorize a collection of information regarding the Offering (the “Due Diligence Information”), which collection the Company may amend and supplement from time to time, to be delivered by the Managing Broker Dealer to the Dealer (or their agents performing due diligence) in connection with its due diligence review of the Offering. In the event the Dealer (or its agent performing due diligence) requests access to additional information or otherwise wishes to conduct additional due diligence regarding the Offering, the Company, or the Company’s sponsor or the sponsor’s affiliates. The Managing Broker Dealer will reasonably cooperate with the Dealer to accommodate such request. All Due Diligence Information received by the Dealer in connection with its due diligence review of the Offering is confidential and shall be maintained as confidential and not disclosed by the Dealer, except to the extent such information is disclosed in the Offering Documents.

23. Electronic Delivery of Information; Electronic Processing of Subscriptions. Pursuant to the Managing Broker Dealer Agreement, the Company has agreed to confirm all orders for the purchase of Securities accepted by the Company. In addition, the Company, the Managing Broker Dealer and/or third parties engaged by the Company or the Managing Broker Dealer may, from time to time, provide to the Dealer copies of investor letters, annual reports and other communications provided to the Company investors. The Dealer agrees that, to the extent practicable and permitted by law, all confirmations, statements, communications and other information provided to or from the Company, the Managing Broker Dealer, the Dealer and/or their agents or customers may be provided electronically, as a preference but not as a requirement.

With respect to Securities held through custodial accounts, the Dealer agrees and acknowledges that to the extent practicable and permitted by law, all confirmations, statements, communications and other information provided from the Company, the Managing Broker Dealer and/or their agents to Company investors may be provided solely to the custodian that is the registered owner of the Securities, rather than to the beneficial owners of the Securities. In such case it shall be the responsibility of the custodian to distribute the information to the beneficial owners of Securities.

The Dealer agrees and acknowledges that the Managing Broker Dealer may, as a preference but not as a requirement, use an electronic platform to process subscriptions, including but not limited to the Depository Trust Company (DTC) model. If an electronic platform is used, the Dealer agrees to cooperate with the processing of subscriptions through such an electronic platform if reasonably practical.

A-9

24. Managing Broker Dealer Representations. The Managing Broker Dealer hereby represents and warrants that none of the Managing Broker Dealer, any of its predecessors, any affiliates, any director, general partner, managing member, officer, promoter connected with the Managing Broker Dealer in any capacity, or persons who own 20% or more of the Managing Broker Dealer (“Managing Broker Dealer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 262(a) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 262(b). The Managing Broker Dealer has exercised reasonable care to determine whether any Managing Broker Dealer Covered Person is subject to a Disqualification Event. The Managing Broker Dealer has complied, to the extent applicable, with its disclosure obligations under Rule 262(a), and has furnished to the Company a copy of any disclosures provided thereunder.

The representations and warranties made in this Section 24 are and shall be continuing representations and warranties throughout the term of the Offering. In the event that any of these representations or warranties becomes untrue, the Managing Broker Dealer will immediately notify the Dealer in writing of the fact which makes the representation or warranty untrue.

25. Third Party Beneficiaries. The Company and its affiliates, successors and assigns shall be express third party beneficiaries of Section 1.29 of this Agreement.

[THE REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

A-10

If the foregoing correctly sets forth the understanding between the Managing Broker Dealer and the Dealer, please so indicate in the space provided below for that purpose.

AGREED AND ACCEPTED:

Firm:_________________________________________________________________________

Firm CRD:_____________________________________

By:	__________________________________________	Date	___________________________

Name: ____________________________________________

Title: _____________________________________________

Email: ____________________________________________

Address:

_________________________________________________

_________________________________________________

_________________________________________________

Phone:____________________________________________

AGREED AND ACCEPTED:

Primus Financial Services, LLC

By:___________________________________________

Matthew Lampman, COO

A-11

EXHIBIT A

MANAGING BROKER DEALER AGREEMENT

See attached.

A-12

EXHIBIT B

COVERED PERSON QUESTIONNAIRE

The undersigned gives these answers in this “Covered Person Questionnaire” in connection with the following-described offering of securities:

Name of Company:_________________________________

Name of Offering:__________________________________

Offering Date: ____________________________________

Reason for this Questionnaire: Rule 262 of Regulation A, promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”), provides an exemption from the registration requirements of certain private placement offerings. However, this exemption is not available where any person participating in the offering (“Covered Person”) is disqualified due to specified past misconduct.

In accordance with Rule 262 of Regulation A, MCI Income Fund VII, LLC (“Issuer”) is required to confirm the disciplinary history of Covered Persons. In order to make this confirmation, Issuer will rely upon the information provided in this Questionnaire. Issuer may request updates of this verification on a periodic basis or otherwise as may be deemed appropriate. The SEC may require the disclosure of information provided in this Questionnaire to potential investors or other persons.

 “Covered Person” includes:

•	The issuer, any predecessor of the issuer, any affiliated issuer;
•	Any director, executive officer, other officer participating in the offering, general partner or managing member of the issuer;
•	Any beneficial owner of 20% or more of the issuer’s outstanding voting equity securities, calculated on the basis of voting power;
•	Any promoter connected with the issuer in any capacity;
•	Any investment manager of an issuer that is a pooled investment fund;
•	Any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities;
•	Any general partner or managing member of any such investment manager or solicitor; and
•	Any director, executive officer or other officer participating in the offering of any such investment manager or solicitor or general partner or managing member of such investment manager or solicitor.

Please answer each of the following questions by indicating “Yes” or “No.” If you answer “Yes” to any of the questions, please describe the underlying events and circumstances, including dates and any ongoing or related activities.

Broker Dealer Name:________________________________________________________

Please provide all previous names of the Broker Dealer and its affiliates:

________________________________________________________________________

Business Address:   ________________________________________________________

Business Telephone:________________________________________________________

Contact Email Address:______________________________________________________

The above named Broker Dealer and its Covered Persons shall be referred to collectively and individually as “you”.

A-13

QUESTIONS

1.       In the ten (10) years preceding the date of the Offering (the “Offering Date”), have you been convicted of any felony or misdemeanor:

(i)	In connection with the purchase or sale of any security;
(ii)	Involving the making of any false filing with the SEC; or
(iii)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ No

☐ Yes, please explain:_________________________________________________________

2.       In the five (5) years preceding the date of the Offering (the “Offering Date”), have you been subject to any court order, judgment or decree that restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

(i)	In connection with the purchase or sale of any security;
(ii)	Involving the making of any false filing with the SEC; or
(iii)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities?

☐ No

☐ Yes, please explain:_________________________________________________________

3.       Have you ever been subject to any final order from the U.S. Commodity Futures Trading Commission, federal banking agencies, the National Credit Union Administration, or state regulators of securities, insurance, banking, savings associations or credit unions that:

(i)	At the time of the filing of the offering statement, bars you from:

(A)	Association with an entity regulated by such commission or agency, or officer;

(B)	Engaging in the business of securities, insurance or banking; or

(C)	Engaging in savings association or credit union activities; or

(ii)	Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such filing of the offering statement?

☐ No

☐ Yes, please explain:_________________________________________________________

4. Have you ever been subject to any order of the SEC that:

(i)	Suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
(ii)	Places on you limitations on the activities, functions or operations of, or imposes civil money penalties; or
(iii)	Bars you from being associated with any entity or from participating in the offering of any penny stock?

☐ No

☐ Yes, please explain:_________________________________________________________

A-14

5. In the five (5) years preceding the Offering Date, have you been subject to any order of the SEC ordering you to cease and desist from committing or causing a violation or future violation of:

(i)	Any scienter-based (knowledge of wrongdoing) anti-fraud provision of the federal securities laws; or
(ii)	Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) covering prohibitions relating to interstate commerce and the mails?

☐ No

☐ Yes, please explain:_________________________________________________________

6. Have you ever been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ No

☐ Yes, please explain:_________________________________________________________

7. In the five (5) years preceding the Offering Date, have you filed (as a registrant or issuer), or were you named as an underwriter in, any registration statement or offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you, on the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ No

☐ Yes, please explain:_________________________________________________________

8. In the five (5) years preceding the Offering Date, have you been subject to a United States Postal Service (“USPS”) false representation order or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ No

☐ Yes, please explain:_________________________________________________________

A-15

CERTIFICATION

By signing below, you acknowledge and agree to the following:

(a) You represent and warrant that the information provided by you in this Questionnaire is true and correct to the best of your knowledge and belief after a reasonable investigation, as of the date you sign the Questionnaire;

(b) The Issuer is relying on your representations and warranties contained herein for the purpose of compliance with federal, state, and local law, including without limitation the Securities Act of 1933;

(c) You will promptly notify the Company of any changes in information provided in the Questionnaire occurring after the date you sign the Questionnaire;

(d) You give your consent for the Issuer to rely upon the information provided in this Questionnaire; and

(e) You acknowledge that the SEC, another regulatory body or a court may require the Issuer to publicly disclose the information you provided in this Questionnaire, and you consent to such public disclosure.

The foregoing answers are correct and complete to the best of my knowledge and understanding after a reasonable investigation.

_______________________	______________________________________
Date	Signature

_______________________	______________________________________
Title	Print Name

A-16

EXHIBIT B

RIA INTRODUCTION AGREEMENT

MCI Income Fund VII, LLC

2101 Cedar Springs Road, Suite 710

Dallas, Texas 75201

________________ __, 20__

_________________

_________________

_________________

_________________

Re: Registered Investment Adviser Client Introduction Agreement Ladies and Gentlemen:

This letter confirms and comprises the agreement (“Agreement”) between MCI Income Fund VII, LLC, a Delaware limited liability company (the “Company”) and _____________________________, a __________________________ (“Adviser”), regarding the offering and sale by the Company (the “Offering”) of up to $75,000,000 in senior secured Class B Bonds to be issued by the Company (the “Bonds”). Capitalized terms used herein and not otherwise defined herein shall have the same meaning as set forth in the Offering Circular of MCI Income Fund VII, LLC, as supplemented or amended from time to time (the “Offering Circular”).

1. Client Introduction by Adviser.

1.1 On the basis of the representations, warranties, and covenants herein contained, but subject to the terms and conditions herein set forth, the Company hereby makes the Bonds available for purchase by the clients of Adviser in an offering pursuant to: (i) Regulation A promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and (ii) applicable state blue sky exemptions. As disclosed in the Offering Circular, clients of the Adviser may purchase the Bonds in the Offering net of selling commissions in recognition of the fact that the Company will not pay Adviser a selling commission. Adviser acknowledges that the Company may cooperate with other registered investment advisers in this Offering and has engaged Primus Financial Services, LLC, a Florida limited liability company (“Managing Broker-Dealer”), a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) as the managing broker-dealer for the Offering, which may engage other registered broker dealers to sell the Bonds in the Offering.

1.2 Adviser understands and agrees that his or her clients’ purchase of the Bonds will be effected by Managing Broker-Dealer. Adviser will coordinate with Managing Broker-Dealer in providing to Managing Broker-Dealer information, if any, requested for Adviser’s clients. Adviser agrees to provide evidence of compliance with applicable laws, including the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), as may be reasonably requested by Managing Broker-Dealer. Adviser understands and agrees that Managing Broker-Dealer will treat orders by Adviser’s clients to purchase the Bonds as unsolicited orders. The Company and Managing Broker-Dealer will have final approval regarding the investment in the Bonds by Adviser’s clients and may reject any client in its sole discretion. Adviser acknowledges that Managing Broker-Dealer will receive a managing broker-dealer fee of 0.5% of the purchase price in connection with the sale of the Bonds to Adviser’s clients, to be paid by the Company, and a wholesaling fee of up to 1.5% which may be reallowed to certain FINRA-registered representatives as a wholesaling fee and of up to 1.0% may be reallowed as a nonaccountable expense reimbursement.

1.3 It is understood that no sale shall be regarded as effective unless and until a subscription for such Bonds has been formally admitted by the Company. The Company reserves the right in its sole and absolute discretion to accept or reject any subscription for Bonds in whole or in part for a period of 30 days after receipt of the subscription for Bonds. Any subscription for Bonds not admitted within 30 days of receipt shall be deemed rejected. The Bonds will be offered during a period commencing on the date of the Offering Circular is declared qualified by the United States Securities and Exchange Commission (“SEC”) and terminate the offering on [________________], or the date upon which our Manager determines to terminate the offering, in its sole discretion (“Offering Termination Date”); provided that, our Manager has the right to extend this offering beyond [_________________], for up to one year.

B-1

2. Representations and Warranties of the Company. The Company hereby represents and warrants to Adviser that:

2.1 The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, has all requisite authority to enter into this Agreement and has all requisite authority to conduct its business as described in the Offering Circular.

2.2 No defaults exist in the due performance and observance of any material obligation, term, covenant or condition of any agreement or instrument to which the Company is a party or by which it is bound.

2.3 Subject to the performance of the Company’s obligations hereunder, the holders of the Bonds (“Bondholders”) will have the rights described in the Offering Circular.

2.4 Subject to Section 3.3, the Offering Circular does not include nor will it include, during the term of the offering, any untrue statement of a material fact nor does it or will it omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

3. Covenants of the Company. The Company agrees that:

3.1 The Company will deliver to Adviser such numbers of copies of the Offering Circular and any amendment or supplement thereto, with all appendices thereto, as Adviser may reasonably request for the purposes contemplated by federal and applicable state securities laws.

3.2 The Company will comply with all requirements imposed upon it by the rules and regulations of the Securities and Exchange Commission, and by all applicable state securities laws and regulations, to permit the continuance of offers and sales of the Bonds, in accordance with the provisions hereof and in the Offering Circular, and will amend or supplement the Offering Circular in order to make the Offering Circular comply with the requirements of federal and applicable state securities laws and regulations.

3.3 If at any time any event occurs as a result of which the Offering Circular would include an untrue statement of a material fact or, in view of the circumstances under which it was made, omit to state any material fact necessary to make the statements therein not misleading, the Company will notify Adviser thereof, effect the preparation of an amended or supplemental Offering Circular which will correct such statement or omission, and deliver to Adviser as many copies of such amended or supplemental Offering Circular as Adviser may reasonably request.

3.4 The Company will apply the net proceeds from the Offering received by it in the manner set forth in the Offering Circular.

3.5 Subject to Adviser’s actions and the actions of others in connection with the Offering, the Company will comply with all requirements imposed upon it by Regulation A, the regulations thereunder, and applicable state securities laws.

3.6 The Company will furnish or make available to the Bondholders the reports described in the Offering Circular under “Reports,” and will deliver to Adviser one copy of each such report at the time that such reports are furnished to the Bondholders, and such other information concerning the Company, as may reasonably be requested, provided that, such reports shall be deemed to have furnished or made available as required if the Company has either (i) filed such report with the SEC via its Electronic Data Gathering, Analysis and Retrieval (EDGAR) system and such report is publicly available on such system or (ii) made such report available on any website maintained by our Company and available for viewing.

4. Duties and Obligations of the Adviser.

4.1 Unless otherwise licensed as such, Adviser shall not act as a broker or dealer, or take any action that would require it to register as a broker or dealer, in connection with the purchase of Bonds by its clients. Adviser is not an agent of the Company and shall have no obligation to advise its clients to purchase the Bonds.

B-2

4.2 Adviser shall make no representations to any prospective investor other than those contained in the Offering Circular and will not allow any other written materials to be used to describe the potential investment to prospective investors other than the Offering Circular or factual summaries and sales brochures of the Offering prepared by the Company.

4.3 Adviser will limit its discussion of the Offering of the Bonds to its clients whom Adviser has reasonable grounds to believe, and in fact believes, meet the financial suitability and other investor requirements set forth in the Offering Circular.

4.4 Adviser will provide each prospective investor with a copy of the Offering Circular and exhibits and appendices thereto during the course of the Offering and before sale and advise each such prospective investor at the time of the initial offering to him or her that the Company and/or its agents and consultants will, during the course of the Offering and prior to any sale, accord said investor and his or her purchaser representative, if any, including Adviser, the opportunity to ask questions of and to receive answers from the Company and/or its agents and consultants concerning the terms and conditions of the Offering and to obtain any additional information, which information is possessed by the Company or may be obtained by it without unreasonable effort or expense and which is necessary to verify the accuracy of the information contained in the Offering Circular.

4.5 Before recommending the purchase of Bonds, Adviser will inform the prospective investor and his or her purchaser representative, if any, of all pertinent facts relating to the liquidity and marketability of the Bonds during the term of the investment.

4.6 In recommending the purchase or sale of the Bonds, the Adviser or its representative shall:

(a) have reasonable grounds to believe, on the basis of information obtained from the prospective investor concerning his or her investment objectives, other investments, financial situation and needs, and any other information known by the Adviser or an associated person, that:

(i) the prospective investor meets the investor suitability requirements set forth in the Offering Circular;

(ii) the prospective investor has a fair market net worth or annual income sufficient to sustain the risks inherent in an investment in the Bonds, including, but not limited to, total loss of his or her investment, lack of liquidity and other risks described in the Offering Circular; and

(iii) an investment in Bonds is otherwise suitable for the prospective investor.

(b) maintain in Adviser’s files, for a period of six (6) years following the Offering Termination Date, documents disclosing the basis upon which the above determination of suitability was reached as to each investor.

4.7 Adviser shall not request that Managing Broker-Dealer execute any transaction in which an investor invests in the Bonds in a discretionary account without prior written approval of the transaction by the investor.

4.8 Adviser will comply in all respects with the subscription procedures and plan of distribution set forth in the Offering Circular.

4.9 In the event Adviser receives any customer funds for the Bonds, Adviser will transmit such customer funds, not later than noon of the next business day following receipt of such funds for the Bonds, to Managing Broker-Dealer or the designated Transfer Agent.

4.10 Adviser shall conduct itself in conformity with Regulation A offering under the Securities Act, and exemptions available under applicable state law.

4.11 Adviser shall not recommend the purchase of Bonds to any client in states in which Adviser is not registered as an investment adviser unless exempt from such registration requirements. Adviser will furnish to the Company upon request a complete list of all persons who have been recommended the Bonds and such persons’ places of residence.

B-3

4.12 Adviser will immediately bring to the attention of the Company any circumstance or fact which causes Adviser to believe the Offering Circular, or any other literature distributed pursuant to the Offering, or any information supplied by prospective investors in their subscription materials, may be inaccurate or misleading.

4.13 Adviser shall thoroughly review all pertinent organizational documents of the Company, receipt of which is hereby acknowledged.

5. Representations and Warranties of Adviser. Adviser represents and warrants to the Company that:

5.1 Adviser is organized, existing and in good standing under the laws of its state of Formation.

5.2 This Agreement, when executed by Adviser, will have been duly authorized and will be a valid and binding agreement of Adviser, enforceable in accordance with its terms.

5.3 The consummation of the transactions contemplated herein and those contemplated by the Offering Circular will not result in a breach or violation of any order, rule or regulation directed to Adviser by any court or any federal or state regulatory body or administrative agency having jurisdiction over Adviser or its affiliates.

5.4 Adviser is, and during the term of this Agreement will be, duly registered as an investment adviser under the Investment Advisers Act, or under one or more state securities laws, and has complied with registration or notice filing requirements of the appropriate regulatory agency in each state in which Adviser has clients or is exempt from such registration requirements. Adviser will comply with all applicable laws, regulations and requirements of the Securities Act, the Exchange Act, the Investment Advisers Act, and applicable state laws.

5.5 Adviser does not charge its clients a fee based upon the sale of the Bonds purchased by the client. Adviser’s fee arrangements would not be deemed excessive under applicable regulations.

5.6 Adviser has reasonable grounds to believe, based on information made available to it by the Company, that all material facts are adequately and accurately disclosed in the Offering Circular and provide an adequate basis for evaluating an investment in the Bonds.

5.7 Adviser is familiar with federal and state securities laws affecting the offer and sale of securities pursuant to Regulation A. Adviser represents and warrants to the Company that Adviser has complied and will continue to comply with such securities laws.

5.8 This Agreement, or any supplement or amendment hereto, may be filed by the Company with the SEC, if such should be required, and may be filed with, and may be subject to the approval of, any applicable federal and applicable state securities regulatory agencies, if required.

5.9 No agreement will be made by Adviser with any person permitting the resale, repurchase or distribution of any Bonds purchased by such person.

5.10 Adviser has adequate procedures and systems in place to provide for the valuation of illiquid investments, such as the Bonds and acknowledges that the Company will not provide a valuation of the Bonds.

5.11 Adviser hereby represents and warrants to the Company that none of the Adviser, any of its predecessors, any affiliates, any director, general partner, managing member, officer, promoter connected with the Adviser in any capacity, or persons who own 20% or more of the Adviser, or any person receiving any direct or indirect compensation from the Adviser with respect to the Offering (“Adviser Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 262(a) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 262(b). The Adviser has exercised reasonable care to determine whether any Adviser Covered Person is subject to a Disqualification Event. The Adviser has complied, to the extent applicable, with its disclosure obligations under Rule 262(a), and has furnished to the Company a copy of any disclosures provided thereunder. The Adviser will complete and sign the Covered Person Questionnaire in the form attached hereto as Exhibit A.

6. Compensation. Adviser shall not receive compensation from the Company for introducing its clients to the Company or to Managing Broker-Dealer.

B-4

7. Offering. The Offering of the Bonds shall be at the offering price and upon the terms and conditions set forth in the Offering Circular and the exhibits, appendices or supplements thereto.

8. Indemnification of Adviser.

8.1 Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless Adviser and each person, if any, who controls Adviser, against any Loss (as defined below) arising out of or based upon:

(a) Any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, (as from time to time it is amended and supplemented), or in any application or other document (“application”) filed in any jurisdiction in order to qualify the Bonds under or exempt the Offering of the Bonds from the registration or qualification requirements of the securities laws thereof unless the Adviser, or any person who controls the Adviser, knows such statement to be untrue;

(b) The omission or alleged omission from the Offering Circular (as from time to time it is amended and supplemented) of a material fact required to be stated therein or necessary to make the statements therein not misleading unless known to the Adviser;

(c) The failure of the Company to comply with any of the applicable provisions of the Securities Act, the Exchange Act, Regulation A or the regulations thereunder, or any applicable state laws or regulations;

(d) Any unauthorized verbal or written representations in connection with the Offering made by the Company or its agents (other than by Adviser or its employees or affiliates), employees or affiliates in violation of the Securities Act, or any other applicable federal or state securities laws and regulations; or

(e) The breach by the Company of any term, condition, representation, warranty or covenant of this Agreement.

8.2 If any action is brought against Adviser in respect of which indemnity may be sought hereunder, Adviser shall promptly notify the party or parties against whom indemnification is to be sought in writing of the institution of such action, and the Company shall assume the defense of such action.

8.3 The Company agrees to promptly notify Adviser of the commencement of any litigation or proceedings against the Company or any of its respective officers, directors, members, managers or agents in connection with the issuance and sale of the Bonds or in connection with the Offering Circular.

8.4 The indemnity provided to Adviser pursuant to this Section 9 shall not apply to the extent that any loss arises out of or is based upon any untrue statement or alleged untrue statement of material fact made by Adviser or any agent of Adviser, or any omission or alleged omission of a material fact required to be disclosed by Adviser or any agent of Adviser.

9. Indemnification of the Company.

9.1 Subject to the conditions set forth below, Adviser agrees to indemnify and hold harmless the Company and its manager, members, and their respective partners, directors, officers, managers, members, employees and agents, and each of their respective attorneys and accountants (“Parties”), against any and all loss, liability, claim, damage and expense whatsoever (“Loss”) arising out of or based upon:

(a) Any unauthorized verbal or written representations in connection with the Offering made by Adviser (other than by the Company or its employees or affiliates), or Adviser’s representatives, employees, or affiliates in violation of the Securities Act, or any other applicable federal or state securities laws and regulations;

(b) Adviser’s failure to comply with any of the applicable provisions of the Securities Act, the Exchange Act, Regulation A , the Investment Advisers Act, applicable requirements and rules of FINRA or any applicable state laws or regulations;

B-5

(c) The breach by Adviser of any term, condition, representation, warranty, or covenant of this Agreement; and

(d) The failure by any investor in Bonds to comply with the investor suitability requirements set forth in the section captioned “Who May Invest” in the Offering Circular.

9.2 If any action is brought against the Parties in respect of which indemnity may be sought hereunder, the Parties shall promptly notify Adviser in writing of the institution of such action, and Adviser shall assume the defense of such action. The Parties shall have the right to employ counsel in any such case. The fees and expenses of such counsel shall be at Adviser’s expense and authorized in writing by Adviser.

9.3 Adviser agrees to promptly notify the Company of the commencement of any litigation or proceedings against Adviser or any of Adviser’s officers, directors, partners, affiliates, or agents in connection with the Bonds or in connection with the Offering Circular.

10. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided pursuant to Sections 8 and 9 is for any reason held to be unavailable from the Company or Adviser, as the case may be, the Company, on the one hand, and Adviser, on the other, shall contribute to the aggregate Loss (including any amount paid in settlement of any action, suit, or proceeding or any claims asserted) in such amounts as a court of competent jurisdiction may determine (or in the case of settlement, in such amounts as may be agreed upon by the parties) in such proportion to reflect the relative fault of the Company, on the one hand, and the Adviser, on the other hand, in connection with the events described in Sections 8 and 9, as the case may be, which resulted in such Loss, as well as any other equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or Adviser, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such omission or statement.

11. Compliance. All actions, direct or indirect, by Adviser, its respective agents, members, employees and affiliates, shall conform to (i) requirements applicable to investment advisers under federal and applicable state securities laws, rules and regulations, and (ii) any applicable requirements and rules of FINRA.

12. Privacy Act. To protect Customer Information (as defined below) and to comply as may be necessary with the requirements of the Gramm-Leach-Bliley Act, the relevant state and federal regulations pursuant thereto and state privacy laws, the parties wish to include the confidentiality and non- disclosure obligations set forth herein.

12.1 Customer Information. “Customer Information” means any information contained on a customer’s application or other form and all nonpublic personal information about a customer that a party receives from the other party. “Customer Information” shall include, but not be limited to, name, address, telephone number, social security number, health information and personal financial information (which may include consumer account number).

12.2 Usage and Nondisclosure. The parties understand and acknowledge that they may be financial institutions subject to applicable federal and state customer and consumer privacy laws and regulations, including Title V of the Gramm-Leach-Bliley Act (15 U.S.C. 6801, et seq.) and regulations promulgated thereunder (collectively, the “Privacy Laws”), and any Customer Information that one party receives from the other party is received with limitations on its use and disclosure. The parties agree that they are prohibited from using the Customer Information received from the other party other than (i) as required by law, regulation or rule, or (ii) to carry out the purposes for which one party discloses Customer Information to the other party pursuant to this Agreement, as permitted under the use in the ordinary course of business exception to the Privacy Laws.

12.3 Safeguarding Customer Information. The parties shall establish and maintain safeguards against the unauthorized access, destruction, loss, or alteration of Customer Information in their control which are no less rigorous than those maintained by a party for its own information of a similar nature. In the event of any improper disclosure of any Customer Information, the party responsible for the disclosure shall immediately notify the other party.

12.4 Survivability. The provisions of this Section 12 shall survive the termination of this Agreement.

B-6

13. Representations and Agreements to Survive Sale and Payment. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at and as of the Offering Termination Date, and such representations, warranties and agreements by Adviser or the Company, including the indemnity agreements contained in Sections 8 and 9, shall remain operative and in full force and effect regardless of any investigation made by Adviser, the Company and/or any controlling person, and shall survive the sale of, and payment for, the Bonds.

14. Costs of Offering. Adviser will pay all of its own costs and expenses, including, but not limited to, all expenses necessary for Adviser to remain in compliance with any applicable federal or state laws, rules or regulations in order to recommend the purchase of Bonds, and the fees and costs of Adviser’s counsel. The Company agrees to pay all expenses incident to the performance of its obligations hereunder, including all expenses incident to filings with federal and state regulatory authorities and to the exemption of the Bonds under federal and state securities laws, including fees and disbursements of the Company’s counsel, and all costs of reproduction and distribution of the Offering Circular and any amendment or supplement thereto.

15. Termination. This Agreement is terminable by any party for any reason whatsoever or for no reason at any time upon written notice to the other parties. Such termination shall not affect the indemnification agreements set forth in Sections 8 and 9.

16. Governing Law and Venue. This Agreement shall be governed by, subject to and construed in accordance with, the laws of the State of Delaware without regard to conflict of law provisions. Any action relating to or arising out of this Agreement shall be brought only in a court of competent jurisdiction located in or having jurisdiction over Dallas County, Texas.

17. Severability. If any portion of this Agreement shall be held invalid or inoperative, then so far as is reasonable and possible (a) the remainder of this Agreement shall be considered valid and operative and (b) effect shall be given to the intent manifested by the portion held invalid or inoperative.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and together which shall constitute one and the same instrument.

19. Modification or Amendment. This Agreement may not be modified or amended except by written agreement executed by the parties hereto.

20. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing, and (i) if sent to Advisor, shall be mailed or delivered to the address of the Advisor as written on the signature page of this Agreement, (ii) if sent to the Company, shall be mailed or delivered to c/o Legal Counsel, Megatel Capital Investment, LLC, 2101 Cedar Springs Road, Suite 710, Dallas, Texas 75201, and/or (iii) if sent to the Managing Broker Dealer, shall be mailed or delivered to c/o Legal Counsel, Primus Financial Services, LLC, 390 N. Orange Avenue, Suite 750, Orlando, Florida 32801. The notice shall be deemed to be received on the date of its actual receipt by the party entitled thereto.

21. Parties. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the controlling persons referred to in Section 8, the Parties described in Section 9 hereof and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under, in respect of, or by virtue of, this Agreement or any provision herein contained. Notwithstanding the foregoing, Managing Broker-Dealer is expressly an intended third-party beneficiary of this Agreement.

22. Delay. Neither the failure nor any delay on the part of any party to this Agreement to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall a waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any subsequent occurrence.

23. Recovery of Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding (and any additional proceeding for the enforcement of a judgment) in addition to any other relief to which it or they may be entitled.

24. Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes any prior understandings or written or oral agreements between them respecting the subject matter hereof.

[Signatures Appear on the Following Page]

B-7

If the foregoing correctly sets forth the understanding between Adviser and the Company, please so indicate in the space provided below for that purpose and return one of the signed copies of this letter agreement to the Company in the envelope provided for this purpose, whereupon this letter agreement shall constitute a binding agreement among us.

Very truly yours,

MCI Income Fund VII, LLC,

a Delaware limited liability company

By: Megatel Capital Investment, LLC

       a Delaware limited liability company

Its: Manager

By: _______________________________

Name: _____________________________

Title:______________________________

AGREED AND ACCEPTED:

____________________________,

, a __________________________

By:__________________________

Name:________________________

Title:_________________________

Address:

_________________________

_________________________

_________________________

B-8

EXHIBIT A

COVERED PERSON QUESTIONNAIRE

The undersigned gives these answers in this “Covered Person Questionnaire” in connection with the following-described offering of securities:

Name of Company:_________________________________

Name of Offering:__________________________________

Offering Date: ____________________________________

Reason for this Questionnaire: Rule 262 of Regulation A, promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”), provides an exemption from the registration requirements of certain private placement offerings. However, this exemption is not available where any person participating in the offering (“Covered Person”) is disqualified due to specified past misconduct.

In accordance with Rule 262 of Regulation A, MCI Income Fund VII, LLC (“Issuer”) is required to confirm the disciplinary history of Covered Persons. In order to make this confirmation, Issuer will rely upon the information provided in this Questionnaire. Issuer may request updates of this verification on a periodic basis or otherwise as may be deemed appropriate. The SEC may require the disclosure of information provided in this Questionnaire to potential investors or other persons.

 “Covered Person” includes:

•	The issuer, any predecessor of the issuer, any affiliated issuer;
•	Any director, executive officer, other officer participating in the offering, general partner or managing member of the issuer;
•	Any beneficial owner of 20% or more of the issuer’s outstanding voting equity securities, calculated on the basis of voting power;
•	Any promoter connected with the issuer in any capacity;
•	Any investment manager of an issuer that is a pooled investment fund;
•	Any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities;
•	Any general partner or managing member of any such investment manager or solicitor; and
•	Any director, executive officer or other officer participating in the offering of any such investment manager or solicitor or general partner or managing member of such investment manager or solicitor.

Please answer each of the following questions by indicating “Yes” or “No.” If you answer “Yes” to any of the questions, please describe the underlying events and circumstances, including dates and any ongoing or related activities.

Broker Dealer Name:________________________________________________________

Please provide all previous names of the Broker Dealer and its affiliates:

________________________________________________________________________

Business Address:   ________________________________________________________

Business Telephone:________________________________________________________

Contact Email Address:______________________________________________________

The above named Broker Dealer and its Covered Persons shall be referred to collectively and individually as “you”.

B-9

QUESTIONS

1.       In the ten (10) years preceding the date of the Offering (the “Offering Date”), have you been convicted of any felony or misdemeanor:

(i)	In connection with the purchase or sale of any security;
(ii)	Involving the making of any false filing with the SEC; or
(iii)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ No

☐ Yes, please explain:_________________________________________________________

2.       In the five (5) years preceding the date of the Offering (the “Offering Date”), have you been subject to any court order, judgment or decree that restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

(i)	In connection with the purchase or sale of any security;
(ii)	Involving the making of any false filing with the SEC; or
(iii)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities?

☐ No

☐ Yes, please explain:_________________________________________________________

3.       Have you ever been subject to any final order from the U.S. Commodity Futures Trading Commission, federal banking agencies, the National Credit Union Administration, or state regulators of securities, insurance, banking, savings associations or credit unions that:

(i)	At the time of the filing of the offering statement, bars you from:

(A)	Association with an entity regulated by such commission or agency, or officer;

(B)	Engaging in the business of securities, insurance or banking; or

(C)	Engaging in savings association or credit union activities; or

(ii)	Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such filing of the offering statement?

☐ No

☐ Yes, please explain:_________________________________________________________

4. Have you ever been subject to any order of the SEC that:

(i)	Suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
(ii)	Places on you limitations on the activities, functions or operations of, or imposes civil money penalties; or
(iii)	Bars you from being associated with any entity or from participating in the offering of any penny stock?

☐ No

☐ Yes, please explain:_________________________________________________________

B-10

5. In the five (5) years preceding the Offering Date, have you been subject to any order of the SEC ordering you to cease and desist from committing or causing a violation or future violation of:

(i)	Any scienter-based (knowledge of wrongdoing) anti-fraud provision of the federal securities laws; or
(ii)	Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) covering prohibitions relating to interstate commerce and the mails?

☐ No

☐ Yes, please explain:_________________________________________________________

6. Have you ever been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ No

☐ Yes, please explain:_________________________________________________________

7. In the five (5) years preceding the Offering Date, have you filed (as a registrant or issuer), or were you named as an underwriter in, any registration statement or offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you, on the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ No

☐ Yes, please explain:_________________________________________________________

8. In the five (5) years preceding the Offering Date, have you been subject to a United States Postal Service (“USPS”) false representation order or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ No

☐ Yes, please explain:_________________________________________________________

B-11

CERTIFICATION

By signing below, you acknowledge and agree to the following:

(a) You represent and warrant that the information provided by you in this Questionnaire is true and correct to the best of your knowledge and belief after a reasonable investigation, as of the date you sign the Questionnaire;

(b) The Issuer is relying on your representations and warranties contained herein for the purpose of compliance with federal, state, and local law, including without limitation the Securities Act of 1933;

(c) You will promptly notify the Company of any changes in information provided in the Questionnaire occurring after the date you sign the Questionnaire;

(d) You give your consent for the Issuer to rely upon the information provided in this Questionnaire; and

(e) You acknowledge that the SEC, another regulatory body or a court may require the Issuer to publicly disclose the information you provided in this Questionnaire, and you consent to such public disclosure.

The foregoing answers are correct and complete to the best of my knowledge and understanding after a reasonable investigation.

_______________________	______________________________________
Date	Signature

_______________________	______________________________________
Title	Print Name

B-12